Exhibit 10.14
CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
1st Amendment to FORNet Master Services Agreement
Preamble
This 1st Amendment to FORNet Master Services Agreement (this “Amendment”) is entered into effective as of this 19th day of March, 2007 (the “Effective Date”), by and between NEXTEL OPERATIONS, a Delaware corporation, d/b/a Sprint, together with its successors, permitted assigns and communications affiliates(“Sprint”) and NextG Networks, Inc. (“NextG”).
Background
A. Sprint and NextG entered into that certain FORNet Master Services Agreement effective September 31, 2006 (the “Agreement”).
B. The parties now desire to amend the Agreement to add the attached Joint Operations Protocol to the Agreement as Exhibit C.
Agreement
For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Amendment.
(a) The Agreement is hereby amended to attach the Joint Operations Protocol to the agreement as Exhibit C in its entirety.
(b) The parties acknowledge and agree that the Joint Operations Protocol attached hereto as Exhibit C shall apply retroactively to any and all FORNet Licenses previously executed by the parties hereto wherein Sprint joined a fiber systems owned and operated by NextG.
(c) Notwithstanding the forgoing, the parties acknowledge and agree that the Joint Operations Protocol attached hereto as Exhibit C shall NOT apply to any FORNet Licenses executed by the parties wherein Sprint will transfer or has transferred ownership of a fiber system to NextG and remains a licensee thereon, including, without limitation, that certain FORNet License Agreement Los Angeles FORNet System (LA FORNet System) dated effective as of January 11, 2007; it being the intent of the parties that a different operational protocol will be mutually agreed upon by both parties in such cases.
2. Miscellaneous. This Amendment sets forth the complete understanding of the parties pertaining to the amendment to the Agreement described above, and supersedes all prior negotiations or understandings, whether written or oral, with respect thereto. Except as specifically provided above, the other terms and conditions of the Agreement are unaffected by this Amendment.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Nextel Proprietary & Confidential	MCA/BDA -2.11.05

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
Authorized Signatures
Intending to be legally bound, the parties have caused this 1st Amendment to FORNet Master Services Agreement to be executed by their duly authorized representatives effective as of the Effective Date.

NEXTEL OPERATIONS, INC.		NEXTG NETWORKS, INC.

By:	/s/ Mary D. Lewis	By:	/s/ John B. Georges

	Signature		Signature

Mary D. Lewis, Manager, Sourcing		John B. Georges, CEO

	Printed Name and Title	Printed Name and Title

Dated: 4/18, 2007		Dated: March 19, 2007

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Nextel Proprietary & Confidential	MCA/BDA -2.11.05

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.
EXHIBIT C: NETWORK POLICIES AND PROCEDURES
Joint Operations Protocol (JOP)
for
Sprint/NextG Networks
Date: 3/02/2007
Security Notice
This document contains confidential information between Sprint Nextel and NextG.
Unauthorized disclosure is prohibited.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 1 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
THIS PAGE INTENTIONALLY LEFT BLANK

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 2 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
Table of Contents

1. PURPOSE AND SCOPE	6

1.1. Purpose	6
1.2. Scope	6

2. DEFINITIONS	6

3. ROLES AND RESPONSIBILITIES	7

3.1. Points of Demarcation	7
3.1.1. Point A — Hub Demarcation	8
3.1.2. Point Z — Node Demarcation	8
3.2. Sprint Maintained Network Components	8
3.2.1. Hubs	8
3.2.2. Nodes	8
3.2.3. [***]	9
3.3. NextG Maintained Network Components	9
3.3.1. Outside Plant	9
3.3.2. Hubs	9
3.4. Sub-Contractor Review	9
3.5. Equipment Replacement — Warranties and Spares	9
3.5.1. Equipment Replaced under Warranty	9
3.5.2. Equipment Spares	9
3.6. [***]	9
3.7. Points of Contact	9

4. FIBER NETWORK MONITORING, NOTIFICATION AND TRACKING	10

4.1. Roles and Responsibilities	10
4.1.1. Sprint	10
4.1.2. NextG	10
4.2. Fiber Fault Types and Restoration Expectations	10
4.2.1. Service Affecting Condition	10
4.2.2. Potential Service Affecting Condition	10
4.3. Monitoring, Notification, Tracking and Resolution Process	11
4.3.1. Process Highlights	11
4.3.2. Events and Action Flow Matrix	11
4.4. Event Escalations	11
4.5. Reporting	11

5. FIBER NETWORK FAULT RESTORATION	11

5.1. Roles and Responsibilities	11
5.1.1. Sprint	11
5.1.2. NextG	11
5.2. Fiber Fault Types and Restoration Requirements	11
5.3. [***]	12
5.3.1. Service Affecting Condition	12
5.3.2. Potential Service Affecting Condition	12
5.3.3. Other	12
5.4. Restoration Process	12
5.5. [***]	12
5.6. Reporting	12

6. FIBER NETWORK MAINTENANCE	12

6.1. Roles and Responsibilities	12
6.1.1. Sprint	12

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 3 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks

6.1.2. NextG	13
6.2. General Maintenance	13
6.3. Fiber Degradation Maintenance	13
6.4. Maintenance Requests	13
6.5. Maintenance Request Process	13
6.6. Service-Affecting Event Management	13
6.7. Closing Notification	14
6.8. Excavation Damage Prevention	14
6.9. Reporting	14

7. NETWORK MOVES, ADDS & CHANGES (MACS)	14

7.1. Roles and Responsibilities	14
7.1.1. Sprint	15
7.1.2. NextG	15
7.2. Closing Notification of MAC Event	15

8. NOTICES	15

9. FIBER NETWORK TESTING, SPECIFICATIONS AND CONSTRUCTION REQUIREMENTS	15

9.1. Sprint Fibers, Spans and Acceptance Testing	15
9.1.1. Baseline Specifications	16
9.1.2. Means and Methods of Testing Sprint Fibers	16
9.1.3. Re-Testing	16
9.2. Sprint Fibers and Span Limitations and Specifications	16
9.2.1. Wavelength Results (for Insertion Loss testing and OTDR testing)	16
9.2.2. Dispersion Results	16
9.2.3. Single Splice Loss Results (for OTDR testing)	16
9.2.4. Connector(s) and/or Jumper(s)	16
9.2.5. Loss of a Point Discontinuity (for OTDR testing)	16
9.3. Fiber Network Construction Requirements	16
9.3.1. Sprint Fiber Requirements	16
9.3.2. Sprint Fiber Installation Requirements	16
9.3.3. Outside Plant Termination Requirements	16
9.3.4. Outside Plant Termination Housing Panel Labeling	16

10. PHYSICAL SECURITY AND ACCESS CONTROL MANAGEMENT	17

10.1. Roles and Responsibilities	17
10.1.1. Sprint	17
10.1.2. NextG	17
10.2. Secure Entry and Management at NextG Sites	17
10.2.1. Lock and Key/Code Control	17
10.2.2. Employee and Contractor Responsibilities	17
10.2.3. Visitor Processing and Control	17
10.3. Secure Entry and Management at Sprint/NextG Adjoined and Separately Owned or Controlled Sites	17
10.4. Secure Entry and Management at Sprint Owned or Controlled Sites	17

11. ESCALATION PROCEDURES	18

11.1. Service Affecting Condition Escalation Times	18
11.2. Potential Service Affecting Condition Escalation Times	18
11.3. Escalation Contact Information	18

12. NETWORK EVENT, PERFORMANCE AND INCIDENT REPORTING	18

12.1. Post Mortem Fiber Fault Report	18
12.2. [***]	18
12.3. [***]	18
12.4. Security Incident Report	18

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 4 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks

13. UTILIZATION AUDIT METHODOLOGY AND STATISTICS	19

14. POINTS OF CONTACT	19

APPENDIX A — PHYSICAL SECURITY REQUIREMENTS WHEN THIRD-PARTY ACCESS TO SPRINT PROPERTY IS REQUIRED	20

APPENDIX B — POINTS OF CONTACT	21

APPENDIX C — [***]	23

APPENDIX D — NEXTG MAINTENANCE REQUEST FORM	24

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 5 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
THIS FORNet Joint Operation Protocol (the “JOP”) is pursuant to the FORNet Master Services Agreement (“FMSA”) by and between LICENSEE (NEXTEL OPERATIONS, a Delaware corporation, d/b/a SPRINT, together with its successors, permitted assigns and communications affiliates that may hereafter enter into JOP, hereinafter collectively referred to as “SPRINT”) and LICENSOR (NEXTG NETWORKS, INC., hereinafter referred to as “OPERATOR”) dated August 31, 2006. Unless otherwise defined herein, capitalized terms shall have the meaning set forth in the FMSA. The Parties agree that except as otherwise set forth herein, the terms and conditions of the FMSA shall govern the relationship of the parties under this JOP and that the FMSA is incorporated herein by reference. In the event of a conflict or inconsistency between the terms of the FMSA and this Joint Operations Protocol, the terms of the JOP shall govern and control.
1.	Purpose and Scope
1.1.	Purpose

The Joint Operations Protocol (JOP) for Sprint/NextG Fiber Networks defines the procedures, processes and guidelines to be followed by Sprint and NextG to ensure that the Fiber Network is maintained and operated in accordance with Sprint’s expectations.

1.2.	Scope

The JOP addresses the Fiber Network operational responsibilities for Fiber Networks covered by the FMSA.
2.	Definitions

For purposes of this JOP and its Appendices and Attachments, all capitalized terms will have the meaning as defined in the JOP.

“Fiber Network” means the [***]. This includes:

[***]

“Hubs” means the location(s) where the building(s) containing Sprint’s BTS equipment, DAS host equipment and the main fiber termination panels for each DAS sub-network are located.

“Joint Operations Protocol (JOP)” means the main JOP document (this document) and its Appendices and Attachments.

“MAC” means Fiber Network moves, adds or changes. This includes any changes to the Fiber Network to include adding Third-Party Users, adding fiber or equipment to the Fiber Network, or any other change to the fiber or facilities included in the Fiber Network.

“Method of Procedure (MOP)” means a written procedure providing detailed step-by-step instructions meeting industry standards for completing a job.

“Node” means the location where a Sprint FORNet Remote Node is connected to Sprint Fibers.

“NextG NOC” means the network operations center NextG will use for alarm monitoring of the Fiber Network.

“Pigtail Connectors” means a short length of optical fiber, with a connector at one end that connects the Sprint Fibers supplied by NextG to the Sprint Network through an HDF panel, LGX or other similar equipment or directly to Sprint Equipment.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 6 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
“Potential Service Affecting Condition” means any condition on the Fiber Network identified by either Party that if left unchecked and uncorrected significantly increases the risk of a Service-Affecting Condition and any anticipated Services to the Fiber Network, MACs or other actions that could create a Service Affecting Condition.

“Service(s)” means the maintenance and repair of the Sprint Fibers by NextG to the standards set forth in this JOP and its Appendices and Attachments.

“Service Affecting Condition” means a failure that interferes with the ability of the Sprint Fibers to function in compliance with the Specifications that impacts services provided to Sprint customers and/or the operation of Sprint equipment.

“Specifications” are the fiber specifications and standards contained in the JOP.

“Sprint Equipment” means the communications equipment owned by Sprint to put the Sprint Fibers into service but expressly does not include the sprint fiber.

“Sprint Equipment Space” means the space occupied and maintained by Sprint that contains Sprint Equipment.

“Sprint Fiber(s)” means those fibers within the Fiber Network that are the subject of a FORNet License Agreement under the FMSA.

“Sprint Network” means the Sprint owned or controlled communication network, including the PCS network, iDEN network, broadband wireless network, local network, international network, risers within any Sprint Site or Sprint Equipment, if any but expressly does not include the Sprint Fiber.

“Sprint NMC” means the network management center Sprint will use for alarm monitoring of Sprint’s DAS networks including Sprint Fibers.

“Sprint Sites” means the locations connected by the Sprint Fibers where Sprint maintains Sprint Equipment including but not limited to points of presence, Hubs or Nodes.

“Third-Party User” means a third party who by contract with or permission of NextG is using the Fiber Network.

3.	Roles and Responsibilities

The assignment of operational roles and responsibilities is generally determined by the use - exclusive or shared — of the underlying network asset.

NextG will have total operational responsibility for the Fiber Network and Services of the Sprint Fibers, with the exception of alarm monitoring of Sprint Equipment. Sprint shall notify NextG of suspected fiber issues relating to the Nodes as provided below.

Operational responsibilities are summarized below and further defined in the JOP.
3.1.	Points of Demarcation

There are two (2) defined points of demarcation between Sprint and NextG — the A Demarcation located at the Hubs and the Z Demarcation located at the Nodes. Sprint and NextG will coordinate for joint testing and access at each demarcation point.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 7 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
3.1.1.	Point A — Hub Demarcation

The operational demarcation point at the Hubs is the front connector panel of the optical cross-connect shelves. The front connector panels shall be labeled to identify Sprint Fibers according to Sprint’s identification standards.

NextG will have access to the Hub facility for access to the demarcation.

3.1.2.	Point Z — Node Demarcation

The operational demarcation point at the Nodes will be the fiber connectors inside the Node cabinet that interface with the Node equipment shelf for working fibers and non-terminated spares.

NextG will have controlled access to the Node cabinet for access to the demarcation point.
3.2.	Sprint Maintained Network Components
3.2.1.	Hubs

Hub building, HVAC, fire suppression system, cabling systems and cables;

Emergency generators, fuel tanks, transfer switches, batteries, rectifiers, power panels and distribution system;

Host Units and associated equipment;

Grounding and lightning protection;

Fiber management system (e.g., cross connect shelves, fiber jumpers and racks from demarc point A to host units).

Sprint retains ownership and operational responsibility for all BTS/EBTS and backhaul transmission equipment located in the Hub including:

CDMA/iDEN equipment (BTS/EBTS and related);

GPS antennas and related coaxial cables;

T1 and transmission equipment and services to Sprint’s MSC/MSO (mobile switching center/mobile switching office) and NMC (network management center);

EMS/NMS PC and Sprint modem.

3.2.2.	Nodes

Cabinets;

Electronics;

Antennas where Sprint is sole user;

Battery backup;

Ground furniture space outside of the utility service connection demarcation.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 8 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
3.2.3.	[***]
3.3.	NextG Maintained Network Components

[***].
3.3.1.	Outside Plant

[***]

3.3.2.	Hubs

[***].
3.4.	Sub-Contractor Review

NextG shall inform Sprint of the contractors being considered for use by NextG in performing potential service affecting activities on the Fiber Network and shall give due consideration to any concerns raised by Sprint regarding the use of sub-contractors for which Sprint has expressed a concern.

3.5.	Equipment Replacement — Warranties and Spares
3.5.1.	Equipment Replaced under Warranty

Numerous manufacturer and other vendor warranties for the materials and equipment services exist that cover the Network. These warranties may be held by Sprint or by NextG.

Sprint and NextG will identify all warranties, the terms of the warranties and the Party that will hold the warranties.

Sprint and NextG should hold the equipment and service warranties related to equipment and services under their respective operational control, per sections 3.2 (Sprint Maintained Network Components) and 3.3 (NextG Maintained Network Components) to the extent possible.

If the defective equipment is covered by a warranty, the Party assigned the warranty will coordinate with the vendor to ensure the terms of the warranty are met.

3.5.2.	Equipment Spares

Sprint Maintained Spares

Sprint will maintain spares for all equipment maintained by Sprint.

NextG Maintained Spares

NextG will maintain spares for all equipment maintained by NextG.
3.6.	[***]

3.7.	Points of Contact

Sprint and NextG will provide a single point of contact (POC) for each operations function and for each Fiber Network, if different. These POCs will be identified per Section 14 — Points of Contact.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 9 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
4.	Fiber Network Monitoring, Notification and Tracking

This section establishes requirements, polices and procedures for alarm monitoring, notification, tracking and trouble ticket closure between Sprint and NextG as it relates to the Sprint Fibers.

Sprint’s NMC will monitor the performance of Sprint Fibers using alarm conditions received from its Node and Hub equipment. Sprint will notify NextG’s NOCC of all fiber faults for restoration by NextG according to the service levels and procedures defined in the JOP.

NextG’s assumption of responsibility for Fiber Network operations does not change any hardware, software or connectivity of Sprint’s NMS architecture. The only change will be in the processes regarding notification, tracking and clearing of fiber alarms between Sprint and NextG.
4.1.	Roles and Responsibilities

[***].
4.1.1.	Sprint

Sprint’s responsibilities include:

[***].

4.1.2.	NextG

NextG’s responsibilities include:

[***].
4.2.	Fiber Fault Types and Restoration Expectations

There are two fiber fault types — Service Affecting Condition and Potential Service Affecting Condition — each with expected time to restore and peer-to-peer communications between the NextG NOC and Sprint NMC.

[***].
4.2.1.	Service Affecting Condition

Description	Action
Initial Notification	[***].
[***]	[***].
Update Interval	[***].
4.2.2.	Potential Service Affecting Condition

Description	Action
Initial Notification	[***].
[***]	[***]
Update Interval	[***].
Sprint/NextG Peer-to-Peer Communications	[***].

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 10 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
4.3.	Monitoring, Notification, Tracking and Resolution Process

The following summarizes the alarm monitoring, notification, tracking and resolution process to be followed by Sprint and NextG:
4.3.1.	Process Highlights

[***]

4.3.2.	Events and Action Flow Matrix

[***]
4.4.	Event Escalations

Escalation procedures are defined in Section 11 — Escalation Procedures.

4.5.	Reporting

NextG will provide Sprint reports per Section 12 — Network Event, Performance and Incident Reporting.
5.	Fiber Network Fault Restoration

[***].
5.1.	Roles and Responsibilities

[***].

The roles and responsibilities of Sprint and NextG relating to the repair of the Sprint Fibers are further defined below.
5.1.1.	Sprint

Sprint’s responsibilities include:

[***]

5.1.2.	NextG

NextG’s responsibilities include:

[***]
5.2.	Fiber Fault Types and Restoration Requirements

This section provides the trouble handling expectations based on two fiber fault types:
1.	Service Affecting Condition, and

2.	Potential Service Affecting Condition

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 11 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
5.3.	[***]

Immediately upon learning of a Service Affecting Condition or a Potential Service Affecting Condition from any source including Sprint’s NMC and NextG’s NOC, NextG will respond and commence work as follows:
5.3.1.	Service Affecting Condition

[***].

5.3.2.	Potential Service Affecting Condition

[***].

5.3.3.	Other

[***].
5.4.	Restoration Process

NextG will follow the following fiber fault restoration process:

[***].

NextG should, at a minimum, have the following available for responding to fiber faults:

[***]

5.5.	[***]

[***].

5.6.	Reporting

NextG will provide Sprint reporting metrics as defined in Section 12 — Network Event, Performance and Incident Reporting.
6.	Fiber Network Maintenance

This section documents service levels and maintenance processes that NextG will be expected to meet and to perform as the owner of the Fiber Network containing Sprint Fibers.
6.1.	Roles and Responsibilities

The roles and responsibilities of Sprint and NextG relating to the maintenance of Sprint Fibers are further defined below.
6.1.1.	Sprint

Sprint’s responsibilities include:

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 12 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
6.1.2.	NextG

NextG’s responsibilities include:

[***]
6.2.	General Maintenance

[***].

6.3.	Fiber Degradation Maintenance

[***].

6.4.	Maintenance Requests

NextG will notify Sprint’s Change Management Control (CMC) POC (see Section 13 — Points of Contact) of all scheduled preventive maintenance activities at least 15 calendar days prior to the service being performed. Appendix D — NextG Maintenance Request Form will be used to notify the CMC of planned events.

All requests for maintenance must include:

[***].

6.5.	Maintenance Request Process

When Sprint receives a request for scheduled maintenance, Sprint will verify the date, time, location and activity to ensure no conflicts exist with either on-going or previously scheduled work. If a conflict exists, Sprint’s CMC and NextG’s NOC will coordinate to establish a new date if possible.

Sprint will review the work detail provided to assure requests are properly prepared and that the risk involved is acceptable before approving maintenance requests. If the necessary information, such as [***], is not provided, Sprint may return the request and NextG will provide the necessary information as required. The request for more information will not delay the work if such work may not be performed at any other time (e.g., time mandated by jurisdiction) and otherwise may not delay the work by more than [***].

[***]

Sprint will have [***] to review MOPs to correct deficiencies and formulate appropriate changes. MOPs will be commented on by Sprint’s CMC via electronic mail or fax.

Sprint will have [***] from receipt of a complete maintenance request, with a MOP, to acknowledge the scheduled maintenance. Final decision to proceed with maintenance will reside with NextG and result from collaboration between NextG and Sprint.

6.6.	Service-Affecting Event Management

Sprint will be permitted to oversee all scheduled Service Affecting Conditions and Potential Service Affecting Conditions. Conference bridge setups, etc. will be used in support of this effort. In addition to a Sprint approved MOP, NextG must notify the Sprint NMC immediately prior to beginning work.

NextG will provide sufficient information to allow Sprint to:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 13 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
[***]

6.7.	Closing Notification

When any Service Affecting Condition or Potential Service Affecting Condition maintenance is considered complete and all components are operationally ready, NextG will notify Sprint’s NMC. NextG will request approval to close the trouble ticket and discontinue fault restoration/maintenance effort. NextG will remain on site until Sprint’s NMC has verified that all related alarm conditions have been cleared.

When alarms have been verified cleared and the activity is considered complete, NextG will coordinate final event closure with Sprint. If contingency plans were implemented to protect the network during the performance of scheduled activities, NextG and Sprint will direct activities necessary to return the Fiber Network to its normal configuration.

6.8.	Excavation Damage Prevention

As operator of the Fiber Network, NextG will become a member of and register with all applicable State and Local One Call Agencies and provide Call before You Dig (CBYD) services. NextG’s responsibilities include but are not limited to taking and evaluating calls from the One Call Agencies, performing truck rolls and performing cable locates as necessary after rolls and locates.

NextG will monitor third-parties’ excavation activities and provide other means of protection deemed appropriate to eliminate damage due to excavation activities.

6.9.	Reporting

NextG will provide Sprint a reporting metrics as defined in Section 12 — Network Event, Performance and Incident Reporting.
7.	Network Moves, Adds & Changes (MACs)

This section defines the processes to be used by Sprint and NextG to notify each other of proposed moves, adds and changes to the Fiber Network.

[***].

NextG and Sprint will have a mutually approved change management control process in place to:

[***].

NextG will:

[***]
Sprint will have [***] to review MOPs to correct deficiencies and formulate appropriate changes. MOPs will be commented on by Sprint’s CMC via electronic mail or fax.

7.1.	Roles and Responsibilities

Sprint and NextG will document and report to the other any network MACs that materially impact the Network including fiber strand allocation, Hub space and remote network pole assignments.

Review and define anticipated MACs regarding

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 14 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
•	Sprint Sites and Sprint Spaces

•	Third-Party Users
7.1.1.	Sprint

Sprint will be responsible for [***].
7.1.1.1.	Service-Affecting and Potential-Service Affecting Work and MACs.

[***]

7.1.1.2.	Non Service-Affecting Work and MACs.

[***]
7.1.2.	NextG
7.1.2.1.	Service Affecting and Potential Service Affecting Work and MACs

[***]

7.1.2.2.	Fiber Route Map Updates

[***].

7.1.2.3.	Fiber Re-Testing

[***].
7.2.	Closing Notification of MAC Event

When a MAC is considered complete and all components are operationally ready, the Party undertaking the activity (or NextG in the event of Third-Party Users) will notify the other Party’s NMC. The non-undertaking Party will verify that any related alarm conditions have been cleared.

When alarms have been verified cleared and the activity is considered complete, the Parties will coordinate final event closure. If contingency plans were implemented to protect the Fiber Network during the performance of scheduled activities, NextG and Sprint will direct activities necessary to return the Fiber Network to its normal configuration.
8.	Notices

Notices relating to Legal and Contractual matters shall be given according to the FMSA. Notices relating to Operational matters shall be given according to the JOP to the POCs given in Appendix B — Points of Contact.

9.	Fiber Network Testing, Specifications and Construction Requirements

This section documents the Fiber Network testing, specifications and construction requirements and guidelines that NextG will be expected to meet and to perform as the operator of the Fiber Network.
9.1.	Sprint Fibers, Spans and Acceptance Testing

NextG will perform fiber testing per this Section and will provide Sprint documented test results via electronic mail or in CD ROM using GR 196 format.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 15 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
9.1.1.	Baseline Specifications

[***].

9.1.2.	Means and Methods of Testing Sprint Fibers
9.1.2.1.	[***]

9.1.2.2.	OTDR Testing

[***].
9.1.3.	Re-Testing

[***].
9.2.	Sprint Fibers and Span Limitations and Specifications
9.2.1.	Wavelength Results (for Insertion Loss testing and OTDR testing)

[***].

9.2.2.	Dispersion Results

[***]

9.2.3.	Single Splice Loss Results (for OTDR testing)

[***]

9.2.4.	Connector(s) and/or Jumper(s)

[***].

9.2.5.	Loss of a Point Discontinuity (for OTDR testing)

[***].
9.3.	Fiber Network Construction Requirements
9.3.1.	Sprint Fiber Requirements

[***].

9.3.2.	Sprint Fiber Installation Requirements

[***].

9.3.3.	Outside Plant Termination Requirements

[***].

9.3.4.	Outside Plant Termination Housing Panel Labeling

[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 16 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
10.	Physical Security and Access Control Management

Physical security measures such as perimeter fences, access gates and surveillance cameras are designed to protect assets and to keep potential hazards out of a facility and sensitive areas. When NextG assumes ownership and operational control of certain Sprint Fiber Networks and with this the potential for fiber-based collocation tenancies, appropriate security measures must be implemented to ensure adequate protection of all Sprint, NextG and Third-Party Users Space.

This section addresses physical security and access control management for the hub site (building and property), and addresses three hub site scenarios:
1)	NextG owned or controlled,

2)	Sprint/NextG-adjoined and separately owned or controlled, and

3)	Sprint owned or controlled.
10.1.	Roles and Responsibilities
10.1.1.	Sprint

Sprint is responsible for [***].

10.1.2.	NextG

[***].
10.2.	Secure Entry and Management at NextG Sites

The physical security and access control requirements and guidelines defined in this section apply to NextG sites. NextG sites are those where NextG is the sole owner/lease holder of the Hub and Hub ground lease.
10.2.1.	Lock and Key/Code Control

[***].

10.2.2.	Employee and Contractor Responsibilities

Employees and contractors are required to:

[***].

10.2.3.	Visitor Processing and Control

The following procedures must be in place for the documentation and control of visitors:

[***].
10.3.	Secure Entry and Management at Sprint/NextG Adjoined and Separately Owned or Controlled Sites

[***].

10.4.	Secure Entry and Management at Sprint Owned or Controlled Sites

[***].

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 17 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
11.	Escalation Procedures

This section defines the procedures Sprint and NextG will use to escalate operational matters that one or both Parties believe are not being appropriately addressed.

Escalation procedures are based on fiber fault type as defined in Section 4, Fiber Network Monitoring, Notification and Tracking, and apply to all types of events.

[***].
11.1.	Service Affecting Condition Escalation Times

Ticket Duration without
Escalation Level	Progress/Communication
1st	[***]
2nd	[***]
3rd	[***]
4th	[***]
5th	[***]
11.2.	Potential Service Affecting Condition Escalation Times

Ticket Duration without
Escalation Level	Progress/Communication
1st	[***]
2nd	[***]
3rd	[***]
4th	[***]
5th	[***]
11.3.	Escalation Contact Information

Appendix B — Points of Contact contains operations contacts for each Sprint/NextG DAS Network for which this JOP applies.
12.	Network Event, Performance and Incident Reporting

This section defines the reports and reporting processes used by NextG and Sprint to track and report Network events and performance. NextG will provide Sprint services and performance reports as defined herein.
12.1.	Post Mortem Fiber Fault Report

[***].

12.2.	[***]

12.3.	[***]

12.4.	Security Incident Report

[***].

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 18 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
13.	Utilization Audit Methodology and Statistics

Audits will be performed in accordance with the applicable Sprint/NextG Agreement.

14.	Points of Contact

Sprint and NextG will provide points of contact (POCs) for all operational functions covered by this JOP. The POCs listed will be available:
1.	during the hours of 8 am to 5 pm local event time for non-service affecting events; and,

2.	around the clock for emergency, Service Affecting and Potential Service Affecting events.
National, regional and local POCs will be provided, as determined by the operational function and supporting organization implemented by Sprint and NextG.

Appendix B — Points of Contact contains Sprint and NextG POCs for each Fiber Network.

Sprint and NextG will update the POC lists within [***] of a change in the responsible party or contact information. The entire POC lists will reviewed, updated and reissued semi-annually.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 19 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
Appendix A — Physical Security Requirements when Third-Party Access to Sprint Property is Required
General
As part of their security-related responsibilities, employees, contractors and vendors working in Sprint facilities, may not:
     [***]
Key & Combination Controls
In general, keys may not be issued to non-employees. If a non-employee needs keys to adequately perform their duties for Sprint, Director level or above approval is required. The keys must be issued to the Sprint management employee having oversight responsibilities for the non-employee, with the manager then providing the keys to the non-employee.
The method of shipping/distributing keys must employ appropriate levels of security for in-transit protection and/or to ensure the intended recipients receive the keys.
     [***].
Identification/Access Control Badges
[***]
Non-employees who are issued access devices are required to:
     [***]
Non-employees who are issued access devices are not permitted to:
     [***]
Failure to comply with the above-listed responsibilities may result in the termination of access privileges and may result in the non-employee being barred from company property.
Sprint employee Sponsors of non-employees who have been issued access devices, and Approvers of those access device requests, are responsible for recognizing that by requesting/approving an access device for a non-employee they are:
     [***]
When non-employees who are issued access/identification cards lose or forget those items, appropriate procedures must be followed by the Sprint employee sponsor to ensure the non-employee is authorized to have access to the facility and verify the following information:
     [***]
If a temporary access card is issued, the transaction must be documented, including the name of the individual to whom the card was issued, the date of issue and the access card identifier.

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 20 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
Appendix B — Points of Contact
This appendix contains contacts for all operational areas requiring coordination between Sprint and NextG for the Los Angeles DAS Network.
Following are the primary POCs for Sprint and NextG.
          [omitted from external version]
          [omitted from external version]
          [omitted from external version]
Additional POCs by responsibility are further identified below.
Restoration, Maintenance and MAC Contact Information
Sprint Contacts
          For Emergency Repairs of Service Affecting Conditions, and if a situation does not fit any other category, contact Sprint’s [omitted from external version].
Sprint’s contact for Scheduled Maintenance, whether Service Affecting, Potential Service Affecting or Non Service Affecting, is the local Field Operations organization responsible for the area in which the DAS Network is located.
Scheduled maintenance, whether Service Affecting or Non Service Affecting, should be scheduled through Sprint’s [***]
NextG Contacts
For demand/emergency activity, contact NextG’s “Network Operations Control Center” (NOCC) at [omitted from external version]. Address is: 2216 O’Toole Avenue, San Jose, CA 95131.
Scheduled maintenance, whether Service Affecting or Non Service Affecting, should be scheduled through NextG’s Network Operations Control Center (NOCC) at [omitted from external version]. The fax number is [omitted from external version].
[***]
Third-Party Secure Entry & Access Control Contact Information
The following individuals are to be contacted for third-party entry and access control, including key/code control and incident reporting.
Sprint Contacts

Office
Event	Title/Name	Phone #	Email
Building Entry Notification	Sprint NMC (24/7)	[omitted from external version]	Phone call required

Lock Key/Code Requests	Local Field Operations*

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 21 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks

Office
Event	Title/Name	Phone #	Email
Security Incident Issues	Local Field Operations*

Security Program Issues	Local Field Operations*

*	POC available during business hours of 8 a.m. through 5 p.m. (local time zone).
NextG Contacts

Office
Event	Title/Name	Phone #	Email
Building Entry Notification	NextG NOC (24/7)	[omitted from external version]	[omitted from external version]

Lock Key/Code Requests	NextG NOC (24/7)	[omitted from external version]	[omitted from external version]

Security Incident Issues	NextG NOC (24/7)	[omitted from external version]	[omitted from external version]

Security Program Issues	NextG NOC (24/7)	[omitted from external version]	[omitted from external version]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 22 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
Appendix C — [***]
[***]

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 23 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks
Appendix D — NextG Maintenance Request Form
NEXTG MAINTENANCE REQUEST FORM
Sprint Lead Time Requirements
Service Affecting Condition Maintenance — Minimum of [***] Notification Required
Potential & Non Service Affecting Condition Maintenance — Minimum of [***] Notification Required

COMPANY:	NextG	DATE:

Requestor:	Phone No.	FAX No.

Lead Technician performing maintenance:

Name:	Phone #	Pager #

Supervisor:	Phone #	Pager #

[***]
A METHOD OF PROCEDURE (MOP) IS REQUIRED WITH ALL MAINTENANCE REQUESTS

Date of Maintenance:	Start/Stop:	(Local time)

Location of Maintenance (City/ST)

Emergency:  Yes                      / No

Justification:

SPRINT Access Required:  Yes                      / No                            SPRINT Technician Required:  Yes                       / No

Maintenance Description:

MAINTENANCE REQUEST IMPACT (TO BE COMPLETED BY SPRINT)

None	Switching hits	Patching hits

Outage:	Other:

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 24 of 25

CONFIDENTIAL TREATMENT REQUESTED BY NEXTG NETWORKS, INC.

Exhibit C to FORNet MSA (redacted for filing)_(PALIB2_4347838_2)	Joint Operations Protocol for Sprint/NextG Networks

(Description)

Sprint Fiber ID’s
Item	If Applicable	NextG Fiber ID’s
1

2

3

4

5

6

7

8

9

10

11

12

13

14

15

16

17

18

19

20

21

22

23

24

25

26

27

28

29

30

31

32

33

34

35

36

37

38

39

40

41

42

43

44

45

46

47

48

49

50

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Confidential to Sprint Nextel and NextG	Page 25 of 25